                                  POWER OF ATTORNEY

                                  September 9, 2021

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Martin O'Brien, Ramona Mateiu, Erin Cummins and Christine McKillip,
each signing singly, and with full power of substitution, as the undersigned's true and lawful attorneys-in-fact to:

(i)   prepare and execute in the undersigned's name and on the undersigned's behalf, and submit to the United States Securities and Exchange Commission
      (the "SEC") a Form ID (Application for EDGAR Codes) or a Passphrase
      Renewal Application, including any amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC;

(ii)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form ID or
      Passphrase Renewal Application and timely file such form with the SEC;

(iii) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of
      Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in each such attorney-in-fact's discretion;

(iv)  execute for and on behalf of the undersigned, in the undersigned's capacity as a director, officer or beneficial owner of shares of stock of
      Turing Holding Corp., a Delaware corporation (the "Company"), any Schedule
      13D or Schedule 13G, and any amendments, supplements or exhibits thereto
      (including any joint filing agreements) required to be filed by the undersigned under Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the
      "Exchange Act"), and any Form 3, 4 and 5 and any amendments, supplements or exhibits thereto required to be filed by the undersigned under Section
      16(a) of the Exchange Act;

(v)   do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule
      13D, Schedule 13G, Form 3, 4 or 5 and timely file such forms with the SEC and any stock exchange on which the stock of the Company is then listed;
      and

(vi)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of
      Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in each such attorney-in-fact's discretion.

      The undersigned hereby grants to such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted.

      This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-
fact.

                              [Signature Page to Follow]

                                    *  *  *  *  *

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

                                        /s/ Rebecca J. Parsons
                                        ----------------------------------------
                                        Dr. Rebecca J. Parsons